SUPPLEMENTAL INFORMATION	12 Months Ended
Dec. 31, 2020
Supplemental Cash Flow Information [Abstract]
SUPPLEMENTAL INFORMATION

30.	SUPPLEMENTAL INFORMATION

In the year ended December 31, 2018, the Company agreed with SFL to terminate the long-term charter for six vessels. The Company recognized a reduction in finance lease obligations of $167.9 million in the year ended December 31, 2018 in respect of these vessels.

In the year ended December 31, 2020, the Company agreed with SFL to terminate the long-term charter for one vessel. The Company recognized a reduction in finance lease obligations of $24.0 million in the year ended December 31, 2020 in respect of this vessel.

Further information on the termination of long-term charters with SFL can be found in Note 19.

In the year ended December 31, 2020, the Company completed the sale of its 71.38% ownership interest in SeaTeam to OSM for consideration of $10.7 million, $5.4 million of which was received on October 20, 2020 upon the completion of the sale. The outstanding amount will be paid in two equal payments of $2.7 million on April 1, 2021 and on December 1, 2021. These amounts have been recorded as a receivable as of December 31, 2020.

Further information on the sale of Seateam can be found in Note 10.

In the year ended December 31, 2019, the Company issued 16,035,856 shares as part of the consideration under the SPA to acquire 10 Suezmax tankers from Trafigura. The shares have been recorded at the grant date fair value of $7.92 per share, totaling $127.0 million. In the year ended December 31, 2020, the Company delivered 5 vessels previously recognized as finance leases. On closing of the Acquisition, $333.5 million right-of-use assets were transferred to vessels and equipment. See Note 5. for full details of the accounting for this transaction.